UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2012

Reynolds American Inc.

(Exact Name of Registrant as Specified in Charter)

North Carolina	1-32258	20-0546644
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 North Main Street

Winston-Salem, North Carolina 27101

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code 336-741-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On October 31, 2012, Reynolds American Inc. (“RAI”) completed its underwritten public offering of $2.55 billion aggregate principal amount of its senior notes, consisting of: (i) $450,000,000 aggregate principal amount of its 1.050% Senior Notes due 2015 (the “2015 Notes”); (ii) $1,100,000,000 aggregate principal amount of its 3.250% Senior Notes due 2022 (the “2022 Notes”); and (iii) $1,000,000,000 aggregate principal amount of its 4.750% Senior Notes due 2042 (the “2042 Notes,” and together with the 2015 Notes and the 2022 Notes, the “Notes”).

The Notes were registered pursuant to RAI’s shelf registration statement (File No. 333-167129) under the Securities Act of 1933, as amended, filed with the Securities and Exchange Commission on May 27, 2010 (the “Registration Statement”). The Notes were issued under RAI’s Indenture dated May 31, 2006, as supplemented.

RAI intends to use the net proceeds from the offering of the Notes to redeem or repurchase the $625 million aggregate principal amount of RAI’s 7.25% notes due 2013, to repay or prepay in full the $550 million amount currently outstanding under RAI’s term loan facility, plus accrued interest, to repurchase shares of RAI’s common stock and for other general corporate purposes.

The Notes are unsecured, and are fully and unconditionally guaranteed on a senior unsecured basis by RAI’s material domestic subsidiaries, which are the same guarantors that guarantee its existing notes and its revolving credit and term loan facilities. Any guarantor that is released from its guarantee under RAI’s revolving credit facility, or any replacement or refinancing thereof, also will be released automatically from its guarantee of the Notes and RAI’s other existing notes. RAI may redeem the Notes in whole or in part at any time at a make-whole premium. If RAI experiences specific kinds of changes of control, accompanied by a certain credit ratings downgrade of any series of Notes, RAI must offer to repurchase such series.

The forms of 2015 Notes, 2022 Notes and 2042 Notes are filed as Exhibits 4.1, 4.2 and 4.3 to this Form 8-K, respectively, and are incorporated by reference into the Registration Statement.

Legal opinions of Kilpatrick Townsend & Stockton LLP and Betzer, Roybal & Eisenberg, P.C., with respect to the validity of the Notes, are filed as Exhibits 5.1 and 5.2 to this Form 8-K, respectively, and are incorporated by reference into the Registration Statement.

The Underwriting Agreement, dated October 24, 2012, by and among RAI, as issuer, RAI’s subsidiaries that are guaranteeing the Notes and Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, for themselves and as representatives of the several underwriters named therein, relating to the underwritten public offering of the Notes was previously filed as Exhibit 1.1 to RAI’s Current Report on Form 8-K filed on October 30, 2012.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information provided in Item 1.01 of this report is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Form of Reynolds American Inc. 1.050% Senior Note due 2015

4.2	Form of Reynolds American Inc. 3.250% Senior Note due 2022

4.3	Form of Reynolds American Inc. 4.750% Senior Note due 2042

5.1	Opinion of Kilpatrick Townsend & Stockton LLP

5.2	Opinion of Betzer, Roybal & Eisenberg P.C.

24.1	Consent of Kilpatrick Townsend & Stockton LLP (included in Exhibit 5.1)

24.2	Consent of Betzer, Roybal & Eisenberg P.C. (included in Exhibit 5.2)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 31, 2012

REYNOLDS AMERICAN INC.

By:	/s/McDara P. Folan, III
Name:	McDara P. Folan, III
Title:	Senior Vice President, Deputy General Counsel and Secretary